UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

 (Date of earliest event reported):

December 17, 2014 (December 12, 2014)

COVER-ALL TECHNOLOGIES INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

1-09228

13-2698053

(State or Other Jurisdiction

(Commission

(IRS Employer

of Incorporation)

File Number)

Identification No.)

412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960

(Address of Principal Executive Offices)

Registrant's telephone number, including area code

         (973) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On December 12, 2014, Cover-All Technologies Inc. (the “Company”) entered into indemnification agreements with the members of its board of directors and certain officers of the Company, as further set forth below. The indemnification agreements supplement the Company’s certificate of incorporation and bylaws and Delaware law in providing certain indemnification and other rights to the Company’s directors and certain of its officers.  Each indemnification agreement provides, among other things, that the Company will indemnify the director or officer to the fullest extent permitted by Delaware law (and to any greater extent that Delaware law may in the future permit) and will reimburse the director or officer for losses incurred in legal proceedings related to his or her service as a director or officer of the Company, or his or her service, at the Company’s request, in any capacity of another entity or enterprise, and to advance funds to the director or officer to pay expenses as they are incurred.  Each indemnification agreement provides procedures for the determination of a director’s or officer’s right to receive indemnification and the advancement of expenses.  Subject to the terms of the indemnification agreements, the Company’s obligations under the indemnification agreements continue even after a covered director or officer ceases to be a director or officer of the Company.

The following is a list of persons with whom the Company entered into indemnification agreements, effective as of December 12, 2014:

Earl Gallegos – Chairman of the Board of Directors

Manish D. Shah – President, Chief Executive Officer and Director

Russell Cleveland – Director

Stephen M. Mulready – Director

Steven R. Isaac – Director

Ann Massey  – Senior Vice President, Chief Financial Officer and Secretary

Shailesh Mehrotra – Senior Vice President, Product Management

Sweta Jhunjhunwala  – Senior Vice President, Client Services and Support Services

Aaron Herrmann – Senior Vice President, Sales & Marketing).

The foregoing description of the indemnification agreements is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

10.1

Form of Indemnification Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date: December 17, 2014

By:

/s/ Ann F. Massey

Ann F. Massey, Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement